EXHIBIT 3.2
                                                                     -----------



Industry Canada           Industrie Canada                               FORM 4                             FORMULE 4
                                                                 ARTICLES OF AMENDMENT                CLAUSES MODIFICATRICES
Canada Business           Loi canadienne sur                      (SECTION 27 OR 177)                  (ARTICLE 27 OU 177)
Corporations Act          les societes par actions
---------------------------------------------------------------------------------------------------------------------------------
Incorporation - Denomination de la societe                                      2 - Corporation No. N(degree)de la societe


HORNET ENERGY LTD. / ENERGIE HORNET LTEE                                                         385068-4
---------------------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended                     Les statuts de la societe mentionnee ci-dessus
as follows:                                                                     sont modifies de la facon suivante:

PURSUANT TO SUBSECTION 173(1) (B) OF THE CANADA BUSINESS CORPORATIONS ACT,
ARTICLE 2 OF THE ARTICLES OF THE CORPORATION IS AMENDED TO READ AS FOLLOWS:

Calgary, Alberta



PURSUANT TO SUBSECTION 173(1) (N) OF THE CANADA BUSINESS CORPORATIONS ACT,
ARTICLE 4 OF THE ARTICLES OF THE CORPORATION IS AMENDED TO READ AS FOLLOWS:

No shares of the capital of the Corporation shall be transferred without the express consent of the board of directors, signified by a resolution passed by the board.



PURSUANT TO SUBSECTION 173(1) (O) OF THE CANADA BUSINESS CORPORATIONS ACT,
ARTICLE 7 OF THE ARTICLES OF THE CORPORATION IS AMENDED TO REPLACE THE EXISTING
SCHEDULE "A" WITH THE NEW SCHEDULE OF OTHER PROVISIONS AS ATTACHED HERETO.




---------------------------------------------------------------------------------------------------------------------------------
Date                   Signature                     Title - Titre

September 30, 2001     /s/ Tim G. Millar             Secretary
---------------------------------------------------------------------------------------------------------------------------------
                                                     FOR DEPARTMENTAL USE O N L Y - A L'USAGE DU MINISTERE SEULEMENT
                                                     Filed - Deposee

                                                                                     NOV 02 2001

                                                     ----------------------------------------------------------------------------

                    HORNET ENERGY LTD. / ENERGIE HORNET LTEE
                           (Corporation No. 385068-4)

                      SCHEDULE OF OTHER RULES OR PROVISIONS


1. SUBJECT TO THE CORPORATION'S BY-LAWS, THE DIRECTOR OR DIRECTORS OF THE CORPORATION MAY, WITHOUT AUTHORIZATION OF THE SHAREHOLDERS:

         (a)   borrow money upon the credit of the Corporation;

         (b) issue, re-issue, sell or pledge debt obligations of the Corporation;

         (c) notwithstanding the provisions of the Civil Code of Lower Canada, hypothecate, mortgage, pledge or otherwise create other security interests in all or any property of the Corporation, movable or immovable, present or future, to secure any such obligation, or give part only of such guarantee for such purposes; and constitute the hypothec, mortgage or pledge abovementioned, by trust deed, in accordance with the applicable provisions of the Special Corporate Powers Act (R.S.Q. 1977, c.P-16) or any other manner;

         (d) hypothecate, mortgage, pledge or otherwise create other security interests in all or any property of the Corporation, moveable or immoveable, present or future, to secure any other obligation of the Corporation, or give part only of such guarantee for any other legal purposes.


2.       THE NUMBER OF SHAREHOLDERS OF THE CORPORATION, EXCLUSIVE OF.

         (a)   persons who are in its employment or that of an affiliate; and

         (b) persons who, having been formerly in its employment or that of an affiliate, were, while in that employment shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment;

         is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.


3. ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR THE SECURITIES OF THE CORPORATION IS PROHIBITED.

Industry Canada        Industrie Canada                      FORM 9                           FORMULE 4
                                                    ARTICLES OF AMALGAMATION              STATUTS DE FUSION
Canada Business        Loi canadienne sur                 (SECTION 185)                     (ARTICLE 185))
Corporations Act       les societes par
                       actions
----------------------------------------------------------------------------------------------------------------------
1.  Name of amalgamated corporation                       Denomination de la societe issue de la fusion

    HORNET ENERGY LTD./ENERGIE HORNET LTEE
----------------------------------------------------------------------------------------------------------------------

2.  The place in Canada where the registered office       Lieu au Canada ou doit etre le siege social
    is to be situated

    METROPOLITAN REGION OF MONTREAL
----------------------------------------------------------------------------------------------------------------------

3.  The classes and any maximum number of shares          Categories et tout nombre maximal d'actions que la societe
    that the corporation is authorized to issue           est autorisce a emettre

    UNLIMITED NUMBER OF COMMON SHARES.
----------------------------------------------------------------------------------------------------------------------

4.  Restrictions, if any, on share transfers              Restrictions sur le transfert des action, s'il y a lieu

    NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------

5.  Number (or minimum and maximum number) of directors   Nombre (ou nombre minimal et maximal) d'administratcurs

    MINIMUM: ONE (1); MAXIMUM: TEN (10).
----------------------------------------------------------------------------------------------------------------------

6.  Restrictions, if any, on business the                 Limites imposees a l'activite commerciale de in societe,
    corporation may carry on                              s'il y a lieu

    NONE.
----------------------------------------------------------------------------------------------------------------------

7.  Other provisions, if any                              Autres dispositions, s'il y a lieu

    THE ANNEXED SCHEDULE "A" IS INCORPORATED IN THIS FORM.
----------------------------------------------------------------------------------------------------------------------

8.  The amalgamation has been approved pursuant to that   La fusion a ete approuvee en accord avic l'article ou le
    section or subsection of the Act which is indicated   paragraphe de Is Loi indique ci-apres.
    as follows:
                            [___]  183
                            [_X_]  184(1)
                            [___]  184(2)
----------------------------------------------------------------------------------------------------------------------

9.  Name of the amalgamating
          corporations
                                           Corporation No.
    Denomination des societes
         fusionnantes                      No de Is societe         Signature                   Date          Title
----------------------------------------------------------------------------------------------------------------------
   HORNET ENERGY LTD./ENERGIE                364654-8            /s/ Randall Green            DEC. 19/00      DIRECTOR
   HORNET LTEE
----------------------------------------------------------------------------------------------------------------------
   3850676 CANADA LTD.                       385067-6            /s/ Randall Green            DEC. 19/00      DIRECTOR
----------------------------------------------------------------------------------------------------------------------
   PINON OIL AND GAS LTD.                    385066-8            /s/ Randall Green            DEC. 19/00      DIRECTOR
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE           Filed - Deposee
   SEULEMENT  Corporation No. - No de la societe
                                          385068-4                           December 28/2000
----------------------------------------------------------------------------------------------------------------------

                                  Schedule "A"
                         attached to and forming part of
                         the Articles of Amalgamation of


HORNET ENERGY LTD/ENERGIE HORNET LTEE (THE "CORPORATION")


1. Subject to the Corporation's by-laws, the director or directors of the Corporation may, without authorization of the shareholders:

         (a)   borrow money upon the credit of the Corporation;

         (b) issue, re-issue, sell or pledge debt obligations of the Corporation;

         (c) nothwithstanding the provisions of the Civil Code of Lower Canada, hypothecate, mortgage, pledge or otherwise create other security interests in all or any property of the Corporation, moveable or immoveable, present or future, to secure any such obligation, or give part only of such guarantee for such purposes; and constitute the hypothec, mortgage or pledge above-mentioned, by trust deed, in accordance with the applicable provisions of the Special Corporate Powers Act (R.S.Q. 1977, c. P-16), or in any other manner;

         (d) hypothecate, mortgage, pledge or otherwise create other security interests in all or any property of the Corporation, moveable or immoveable, present or future, to secure any other obligation of the Corporation, or give part only of such guarantee for any other legal purposes.

Industry Canada           Industrie Canada                               FORM 4                             FORMULE 4
                                                                 ARTICLES OF AMENDMENT                CLAUSES MODIFICATRICES
Canada Business           Loi canadienne sur                      (SECTION 27 OR 177)                  (ARTICLE 27 OU 177)
Corporations Act          les societes par actions
---------------------------------------------------------------------------------------------------------------------------------
Name of corporation - Denomination de la societe                                2 - Corporation No. N(degree)de la societe


S.R.I. OIL & GAS INC.PETROLE & GAZ S.R.I. INC.                                                 246618-0
---------------------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended                     Les statuts de la societe mentionnee ci-dessus
as follows:                                                                     sont modifies de la facon suivante:




THE NAME OF THE CORPORATION IS CHANGED TO:

                  HORNET ENERGY LTD / ENERGIE HORNET LTEE












---------------------------------------------------------------------------------------------------------------------------------
Date                   Signature                     Title - Titre

01/07/99               /s/ Harry H. Feldman          Director
---------------------------------------------------------------------------------------------------------------------------------
                                                     FOR DEPARTMENTAL USE O N L Y - A L'USAGE DU MINISTERE SEULEMENT
                                                     Filed - Deposee

                                                                                     JUL - 8 1999

                                                     ----------------------------------------------------------------------------

Consumer and                Consommation et                             FORM 4                           FORMULE 4
Corporate Affairs Canada    Affaires commerciales Canada         ARTICLES OF AMENDMENT             CLAUSES MODIFICATRICES
                                                                  (SECTION 27 OR 177)               (ARTICLES 27 OU 177)
Canada Business             Loi regissant les societes
Corporations Act            par actions de regime
                            federral
---------------------------------------------------------------------------------------------------------------------------------
Incorporation - Denomination do to societe                                     2 - Corporation No. N(degree)de la societe

S.R.I. OIL & GAS INC. /                                                                     246618-0
PETROLE & GAZ S.R.I. INC.
---------------------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended                     Les statuts de la societe mentionnee ci-dessus
as follows:                                                                     sont modifies de la facon suivante:

(a)  the authorized share capital of the Corporation, as provided in
     Schedule 1 to Section 3 of the Articles of Incorporation (the
     "Articles") shall be amended by the creation of an unlimited number of Common shares, having the rights, restrictions and conditions provided for in Schedule A attached to these Articles of Amendment (the "Articles of Amendment");

(b) all the issued and outstanding Class "A" shares in the share capital of the Corporation shall, immediately upon the Articles of Amendment becoming effective, be redesignated on a share per share basis into Common shares issued and fully paid in the capital stock of the Corporation; the stated capital account of the Common shares of the Corporation shall be equal to the stated capital account of the Class "A" shares of the Corporation hereby redesignated;

(c)  the 'authorized but not issued Class "A", Class "B", Class "C",
     Class "D", Class "E", Class "F", Class G", Class "H" Class "I",
     Class "J" Class "K", Class "L" Class "'M", Class "N", Class "O",
     Class "P" Class "Q" Class "R", Class "S" and Class "T" shares of the Corporation shall be cancelled;

(d) Schedule 1 of the Articles, shall therefore be cancelled and replaced by Schedule A of these Articles of Amendment;

(e) the restrictions on share transfers as provided for in section 4 of the Articles shall be cancelled and replaced by the following:

     N/A

(f) the provisions set forth in Schedule 2 attached to the Articles shall be cancelled and Schedule 2 shall therefore be replaced by Schedule B attached to these Articles of Amendment


---------------------------------------------------------------------------------------------------------------------------------
Date                   Signature                     Title - Titre

Dec. 2, 1993           /s/ Alvin Schacter            Director
---------------------------------------------------------------------------------------------------------------------------------
                                                     FOR DEPARTMENTAL USE O N L Y - A L'USAGE DU MINISTERE SEULEMENT
                                                     Filed - Deposee

                                                                                     DEC - 6 1993

                                                     ----------------------------------------------------------------------------

                                S C H E D U L E  A
                                ------------------


                  The Corporation is authorized to issue an unlimited number of Common shares and the rights, privileges, restrictions and conditions attaching to the shares shall be as follows:

1.       The holders of the Common shares shall be entitled:

         1.1 to one vote for each Common share held by them at all meetings of shareholders except meetings at which only shareholders of a specified class of shares are entitled to vote;

         1.2 to receive, subject to the following provisions, such dividends as are declared by the directors of the Corporation; and

         1.3 to receive the remaining property of the Corporation upon a liquidation, dissolution or winding-up.

Consumer and               Consommation               CENTRAL                 FORM 1                  FORMULE 1
Corporate Affairs Canada   et Corporations          STAMP & SEAL    ARTICLES OF INCORPORATION   STATUTS CONSTITUTIFS
                           Canada                  (514) 861-0798          (SECTION 6)               (ARTICLE 6)
Canada Business                                         861-7731
Corporation Act            Loi sur les societes
                           commercialies
                           canadiennes
----------------------------------------------------------------------------------------------------------------------
1.  Name of Corporation                                   Denomination de la societe issue de la fusion

    CANADA, INC.
----------------------------------------------------------------------------------------------------------------------

2.  The place in Canada where the registered office       Lieu au Canada ou doit etre le siege social
    is to be situated

    THE MONTREAL URBAN COMMUNITY, PROVINCE OF QUEBEC
----------------------------------------------------------------------------------------------------------------------

3.  The classes and any maximum number of shares          Categories et tout nombre maximal d'actions que la societe
    that the corporation is authorized to issue           est autorisce a emettre

    THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.
----------------------------------------------------------------------------------------------------------------------

4.  Restrictions, if any, on share transfers              Restrictions sur le transfert des action, s'il y a lieu

    ANY TRANSFER OF SHARES REQUIRES THE APPROVAL OF
    THE MAJORITY OF DIRECTORS.
----------------------------------------------------------------------------------------------------------------------

5.  Number (or minimum and maximum number) of directors   Nombre (ou nombre minimal et maximal) d'administratcurs

    MINIMUM OF ONE (1) AND MAXIMUM OF TEN (10) DIRECTORS.
----------------------------------------------------------------------------------------------------------------------

6.  Restrictions, if any, on business the                 Limites imposees a l'activite commerciale de in societe,
    corporation may carry on                              s'il y a lieu

    NONE.
----------------------------------------------------------------------------------------------------------------------

7.  Other provisions, if any                              Autres dispositions, s'il y a lieu

    THE ANNEXED SCHEDULE 2 IS INCORPORATED IN THIS FORM.
----------------------------------------------------------------------------------------------------------------------

8.  Incorporators                                                                      Fondateurs
----------------------------------------------------------------------------------------------------------------------
    Names - Name                            Address (include postal code)                   Signature
                                          Adresse (inclure le code postal)
-----------------------------------------------------------------------------------------------------------------------
    LEONARD STIGLER                     140 SANDRA STREET, DOLLARD DES ORMEAX,               /s/ LEONARD STIGLER
                                        QUEBEC E9A 1L6
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
     FOR DEPARTMENTAL USE ONLY                                                     A L'USAGE DU MINISTERE SEULEMENT
-----------------------------------------------------------------------------------------------------------------------
     - Corporation No. - No de la societe                                          Filed - Deposee

                                            246618-0                                            APR 25 1989
-----------------------------------------------------------------------------------------------------------------------
     CCA-1385 (11-84)


              CANADA BUSINESS                                                        LOI SUR LES SOCIETES
              CORPORATIONS ACT                                                     COMMERCIALES CANADIENNES
                   FORM 4                                                                 FORMULE 4
           ARTICLES OF AMENDMENT                                                    CLAUSES MODIFICATRICES
            (SECTION 27 OR 171)                                                      (ARTICLE 27 OU 171)

---------------------------------------------------------------------------------------------------------------------------------
Name of corporation - Denomination de la societe                                2 - Corporation No. N(degree)de la societe


        167814 CANADA INC.                                                                      246618-0
---------------------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended                     Les statuts de la societe mentionnee ci-dessus
as follows:                                                                     sont modifies de la facon suivante:




The corporate name of the Corporation is hereby changed to:

                             S.R.I. OIL & GAS, INC./
                            PETROLE & GAZ S.R.I. INC.


Section 1 of the Articles of Incorporation of the Corporation is hereby amended accordingly.







---------------------------------------------------------------------------------------------------------------------
Date                        Signature                     Title - Titre
18-10-89                    /s/ Alvin Schacter            Director
---------------------------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                 - A L'USAGE DU MINISTERE SEULEMENT
---------------------------------------------------------------------------------------------------------------------

                                                          Filed - Deposee
                                                                                      OCT 20 1989

                                                          -----------------------------------------------------------

                                S C H E D U L E B
                                -----------------


1. Subject to the Corporation's by-laws, the director or directors of the Corporation may, without authorization of the shareholders:

         1.1      borrow money upon the credit of the Corporation;

         1.2 issue, re-issue, sell or pledge debt obligations of the Corporation;

         1.3 notwithstanding the provisions of the Civil Code of Lower Canada, hypothecate, mortgage, pledge or otherwise create other security interests in all or any property of the Corporation, moveable or immoveable, present or future, to secure any such obligation, or give part only of such guarantee for such purposes; and constitute the hypothec, mortgage or pledge above-mentioned, by trust deed, in accordance with the applicable provisions of the Special Corporate Powers Act (R.S.Q. 1977, c. P-16), or in any other manner;

         1.4 hypothecate, mortgage, pledge or otherwise create other security interests in all or any property of the Corporation, moveable or immoveable, present or future, to secure any other obligation of the Corporation, or give part only of such guarantee for any other legal purposes.

                                   SCHEDULE I

                            ARTICLES OF INCORPORATION


THE CLASSES OF SHARES THAT THE CORPORATION
IS AUTHORIZED TO ISSUE
------------------------------------------


The corporation is authorized to issue an unlimited number of Class "A", Class "B" Class "C", Class "D", Class "E", Class "F", Class "G", Class "H", Class "I", Class "J" Class "K", Class "L", Class "M", Class "N", Class "O", Class "P", Class "Q" Class "R" Class "S" and Class "T" shares. The rights, privileges, restrictions and conditions attaching to the said shares are as follows:

1. The holders of the Class "A" shares shall be entitled to one vote for each Class "A" share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "A" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

2. Except as otherwise specifically provided by Law, the Class "B" shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or attend shareholders' meetings.

3. The Class "A" shares and the Class "B" shares shall rank paro passu in every other respect, and the holders of such Class "A" shares and Class "B" shares, shall, subject to the rights of the holders of the Class "C", Class "D" Class "E", Class "F", Class "C", Class "H" Class "I", Class "J", Class "K" Class "L", Class "M", Class "N", Class "O", Class "P", Class "Q", Class "R", Class "S" and Class "T" shares, be entitled to receive the remaining property of the corporation upon a dissolution and to receive ' dividends declared and paid from time to time in the discretion of the directors.

4. The Class "C", Class "D", Class "E", Class "F", Class "C", Class "H" and Class "I" shares, shall carry the right, in the discretion of the directors, to a non-cumulative dividend of a maximum of 1% per month, payable on the amount paid up thereon.

5. The Class "J" shares shall carry the right, in the discretion of the directors, to a non-cumulative dividend of a maximum of 1/2% per month, payable on the amount paid up thereon.

6. Each Class "C", Class "D", Class "E", Class "F' , Class "C", Class "H", Class "I" and Class "J" share shall carry the right, in the event of the liquidation or winding up of the corporation to repayment in priority to the other classes of shares of the consideration for which such share has been issued, and in the event that such share has been issued in consideration of property or services, the repayment shall be the fair market value of such property or services at the time of the issuance of the shares, and in the case where such share had been issued upon a conversion from a share of any other classes of shares, the repayment will be equal to the fair market value of the converted share at the time of conversion.

7. The Class "C", Class "D", Class "E", Class "F", Class "C", Class "H", Class "I", Class "J" shares shall not carry the right to any further participation in profits or assets.

8. The holders of the Class "D" shares, Class "E" shares, Class "G" shares, and Class "I" shares shall be entitled to vote at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class D, E, G and I shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

9. Except as otherwise specifically provided by Law, the Class "C" shares, Class "F" shares, Class "H" shares and Class "J" shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or to attend shareholders' meetings.

10. Each Class "C" and Class "D" share shall be redeemable at a price equal to the consideration for which such share has been issued and in the event that such share has been issued in consideration of property or services, at a price equal to the fair market value of such property or services at the time of the issuance of the shares, and in the case where such share had been issued upon a conversion from a share of any other classes of shares, the redemption price will be equal to the fair market value of the converted shares at the time of conversion. The corporation may redeem all or any part of the Class "C" or Class "D" shares at any time at the option of the directors of the corporation upon a notice of 7 days, without the consent of the holders thereof, and if less than the whole amount of the outstanding Class "C" or Class "D" shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

11. Each Class "E", Class "F" and Class "J" share shall be redeemable at the option of the holder of such a share at a price equal to the consideration for which such share has been issued and in the event that such share has been issued in consideration of property or services, at a price equal to the fair market value of such property or services at the time of the issuance of the shares, and in the case where such share had been issued upon conversion from a share of any other classes of shares, the redemption price will be equal to the fair market value of the converted share at the time of conversion.

         Each Class "G" and Class "H" share shall be redeemable at the option of the holder of such a share at a price equal to the consideration for which such share has been issued plus a premium of $100.00.

         The corporation may also redeem at such price all or any part of the Class "E", Class "F", Class "G", Class "H" and Class "J" shares at any time at the option of the directors of the corporation upon a notice of 7 days, without the consent of the holders thereof, and if less than the whole amount of the outstanding Class "E" or Class "F" shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

12. The Class K, L, M. N and O shares shall carry the right, to a monthly noncumulative dividend of .001%, .002%, .003%, .004%, and .005%
         respectively, payable on the amount paid up thereon, plus such amount as the directors may establish with regard to each class respectively, at the exclusion of any other class, which said amount shall not exceed the respective classes, "Participation and Entitlement Amount", as such term is defined in Clause 18.

13. The holders of the Class K, L, M, N and O shares shall be entitled to one vote for each respective share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class K, L, M, N and O shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

14. The Class P, Q, R, S and T shares shall carry the right, to a monthly non-cumulative dividend of .005%, .004%, .003%, .002%, and .001%
         respectively, payable on the amount paid up thereon, plus such amount as the directors may establish with regard to each class respectively, at the exclusion of any other class, which said amount shall not exceed the respective classes' "Participation and Entitlement Amount", as such term is defined in Clause 18.

15. Except as otherwise specifically provided by law, the Class P, Q, R, S and T shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or to attend shareholders' meetings.

16. The Class K, L, M. N, O, P, Q, R, S and T shares shall rank pari passu in every other respect.

17. Upon dissolution, the holders of the Class K, L, M, N, O, P, Q, R, S and T shares shall be entitled to receive, subject to the rights of the holders of the Class C, Class D, Class E, Class F, Class G, Class H, Class I and Class J shares, the remaining property of the corporation but only to the extent of each respective share's "Participation and Entitlement Amount". as such term is defined in Clause 18.

18. "Participation and Entitlement Amount" with respect to each issued and outstanding share of the Class K, Class L, Class K. Class N, Class O, Class P, Class Q, Class R, Class S and Class T shares as applicable, shall mean by reference to each share of the said classes and since the time of issuance of the share, the aggregate amount calculated in accordance with the undernoted formula:

         (i)      the amount paid up thereon; plus

         (ii) such pro rata share of the company's annual net earnings (as such term is understood under Generally Accepted Accounting Principles) as is determined by a majority of the directors with respect to the class; less

         (iii) the amount of any dividend declared and paid, or declared but not paid, with respect to such share; less

         (iv) such amount as the director's in their discretion may establish to be on account of the holders future "Participation and Entitlement Amount", within the meaning of this provision; less

         (v) all amounts determined prior to the determination time under subsection (iv) above.

19. Except as otherwise specifically provided by Law, nothing herein shall be interpreted, as preventing the company from repurchasing any of its issued and outstanding shares in such manner and for such amount as may be agreed to with the holder of such shares, in the manner of parties dealing with each other at "arm's length".

20. AMENDMENT. Subject to the provisions of the Canada Business Corporations Act, the terms hereof and of the foregoing paragraphs may be altered, amended or repealed, or the application thereof suspended in any particular case, and changes made in the rights, privileges, restrictions and conditions attaching to the said shares by Articles of Amendment, but no such alteration, amendment, repeal or suspension shall be adopted until approved by Special Resolution passed by the votes of the holders of at least two-thirds in value of each class of shares then outstanding, at a meeting specially called for such purpose.

21. ADJUSTMENTS. In the event that any taxation authority makes or proposes to make any assessment or reassessment of income tax, gift tax or any other tax on the basis that the fair market value of the consideration given in payment for the issuing corporation's Class "E, "T", "C", "H" or "J" shares, differed from the fair market value of such Class "E", "F" "G" "H" or "J" shares issued, the redemption/re traction amounts applicable thereto shall be retroactively increased or decreased, effective as of the date of issuance thereof, to an amount such that the fair market value of the Class "E", "F", "G", "H" or "J" so issued equals the fair market value of the consideration on such issuance, after giving effect to such assessment or reassessment against which no appeal is taken, or which is agreed upon by the corporation and the holder of such shares in settlement of the assessment, reassessment or proposed assessment or reassessment, or which is finally established by a court or tribunal of competent jurisdiction on appeal of such assessment or reassessment.

                                   SCHEDULE 11
                                   -----------


A holder of a fractional share shall be entitled to exercise voting rights and to received dividends in respect of said fractional share.

The corporation shall have a lien on any share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the corporation.

The number of shareholders shall be limited to fifty (50), not including persons who are in the employment of the corporation and persons who, having been formerly in the employment of the corporation were, while in that employment, and have continued after the termination of that employment, to be shareholders of the corporation, two (2) more persons holding one (1) or more shares jointly being counted as a single shareholder.

Any invitation to the public to subscribe for any securities of the corporation is prohibited.

without limiting the corporation's powers. the corporation may:

1) hypothecate, mortgage or pledge any property, moveable or immoveable, present or future, which it may own for the purpose of securing any bonds, debentures, or debenture stock which it is by law entitled to issue;

2)       borrow money upon the credit of the corporation;

3)       issue, re-issue, sell or pledge debt obligations of the corporation;

4) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the corporation, owned or subsequently acquired, to secure payment of any obligation of the corporation.


Nothing herein limits or restricts the borrowing of money by the corporation.